SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):July 30, 2003

                                NISOURCE INC.
           (Exact Name of Registrant as Specified in its Charter)

          Delaware              001-16189            35-2108964
       (State or Other         (Commission          (IRS Employer
        Jurisdiction          File Number)       Identification No.)
      of Incorporation)

          801 East 86th Avenue
         Merrillville, Indiana                    46410
    (Address of Principal Executive             (Zip Code)
                Offices)

      Registrant's telephone number, including area code:(877) 647-5990









   Item 7.   Financial Statements, Pro Forma Financial Information and
             Exhibits

             (c)  Exhibits.

                  Exhibit
                  Number                   Description
                  -------                  -----------

                  99.1           Press Release, dated July 30, 2003,
                                 issued by NiSource Inc.



   Item 12.  Results of Operations and Financial Condition.

   On July 30, 2003, NiSource Inc. (the "Company") reported its results for the fiscal quarter ended June 30, 2003. The Company's press release, dated July 30, 2003, is attached as Exhibit 99.1







   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            NISOURCE INC.


   Date: August 1, 2003     By:    /s/   Jeffrey W. Grossman
                                   -------------------------
                                         Jeffrey W. Grossman

                                         Vice President and Controller







                                EXHIBIT INDEX

    Exhibit No.     Description
    -----------     -----------



    99.1            Press Release, dated July 30, 2003, issued by
                    NiSource Inc.